SUPPLEMENT TO THE PROSPECTUS AND SUMMARY PROSEPCTUS
OF
ALLSPRING INTERNATIONAL AND GLOBAL EQUITY FUNDS FUNDS
For the Allspring Special Global Small Cap Fund (the “Fund”)
Effective December 1, 2026, Stephen Giggie, CFA, Brian Martin, CFA, James M. Tringas, CFA and Bryant  VanCronkhite, CFA, CPA are each removed as a portfolio manager to the Fund.
Effective December 1, 2026, Justin P. Carr, CFA and Vince  Fioramonti, CFA are each added as a portfolio manager to the Fund.
I.  Prospectus Effective December 1, 2026, in the section entitled “Fund Summary - Special Global Small Cap Fund - Principal Investment Strategy” the second paragraph is  replaced with the following:

We employ both quantitative methods and fundamental analysis to select a core portfolio of small capitalization companies globally that we believe are relatively undervalued and exhibit the likelihood to meet or exceed future earnings expectations. Our quantitative analysis is based on a proprietary alpha model that considers valuation, quality, and momentum characteristics to rank securities. Stocks that are attractively ranked by the alpha model are candidates for purchase. Such candidates undergo further qualitative analysis, which may include an evaluation of a company’s management strength, products and/or services, competition and risk profile. This disciplined process leads to a focused, target portfolio of securities that are diversified among major economic sectors and across geographic regions.

In general, a stock may be sold if it has declining earnings expectations or a significantly overvalued stock price, as indicated by lower rankings within the alpha model.

In the section entitled “Fund Summary – Special Global Small Cap Fund - Fund Management”, the Fund Management table is updated to include the following:

MANAGER	SUB-ADVISER	PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Allspring Funds Management, LLC	Allspring Global Investments, LLC	Justin P. Carr, CFA, Portfolio Manager / 2026 Vince Fioramonti, CFA, Portfolio Manager / 2026
In the section entitled “Management of the Funds - The Sub-Adviser and Portfolio Managers”, the table is amended to include the following:

Justin P. Carr, CFA Special Global small Cap Fund	Mr. Carr joined Allspring Investments or one of its predecessor firms in2000, where he currently serves as Portfolio Manager and Analyst for the Systematic Core Equity team.
Vince Fioramonti, CFA Special Global Small Cap Fund	Mr. Fioramonti joined Allspring Investments or one of its predecessor firms in 2012, where he currently serves as a Portfolio Manager for the Systematic Core Equity team.

September 22,2026	SUP4305 09-26